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                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                   COLLECTION PERIOD ENDING DECEMBER 31, 2001
                        U.S. BANK NATIONAL ASSOCIATION ND
              FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1

                                                                                                       January 15, 2002
1.  Investor Percentage of Principal Collections                                                  $      366,976,234.60
                                                                                                  ----------------------

2.  Investor Percentage of Yield Collections (ex. Net Interchange)                                $        7,489,310.91
                                                                                                  ----------------------

3.  Investor Percentage of Net Interchange                                                        $        6,737,242.63
                                                                                                  ----------------------

4.  Servicer Interchange                                                                          $          350,000.00
                                                                                                  ----------------------

5.  The aggregate amount of funds on deposit in Collection Account allocable to Series
     1997-1 Certificates                                                                          $      450,753,453.92
                                                                                                  ----------------------

6.  Funds in Principal Funding Account allocable to Series 1997-1 Certificates                    $      197,400,000.00
                                                                                                  ----------------------

7.  Aggregate amount paid in accordance with the Loan Agreement pursuant to Section 4.11          $           34,189.72
                                                                                                  ----------------------

8.  Required Collateral Invested Amount over the Collateral Invested Amount                       $                   -
                                                                                                  ----------------------

9.  Collateral Invested Amount                                                                    $       10,017,000.00
                                                                                                  ----------------------

10. The amount of Monthly Interest, Deficiency Amounts and Additional
    Interest payable to the
   (i) Class A Certificateholders                                                                 $                   -
                                                                                                  ----------------------

   (ii) Class B Certificateholders                                                                $                   -
                                                                                                  ----------------------

   (iii) Collateral Interest Holder                                                               $           34,189.72
                                                                                                  ----------------------

11. The amount of principal payable to the
   (i) Class A Certificateholders                                                                 $                   -
                                                                                                  ----------------------

   (ii) Class B Certificateholders                                                                $                   -
                                                                                                  ----------------------

   (iii) Collateral Interest Holder                                                               $        8,883,000.00
                                                                                                  ----------------------

12. The sum of all amounts payable to the
   (i) Class A Certificateholders                                                                 $                   -
                                                                                                  ----------------------

   (ii) Class B Certificateholders                                                                $                   -
                                                                                                  ----------------------

   (iii) Collateral Interest Holder                                                               $        8,917,189.72
                                                                                                  ----------------------

13. To the knowledge of the undersigned, no Early Amortization Event has occurred except as described below:

None


In witness whereof, the undersigned has duly executed this certificate this 31st day of January, 2002.

U.S. Bancorp Card Services, Inc.
Servicer

By:/s/Michael T. Scarseth
-------------------------
Name:  Michael Scarseth

Title: Servicing Officer